Exhibit 99.3
FORM OF LETTER TO BROKERS, DEALERS, BANKS AND OTHER NOMINEES
HC2 HOLDINGS, INC.
Subscription Rights to Purchase Shares of Common Stock
Offered Pursuant to Subscription Rights
Distributed to Stockholders
of HC2 Holdings, Inc.
October 7, 2020
To Brokers, Dealers, Banks and Other Nominees:
This letter is being distributed to brokers, dealers, banks and other nominees in connection with the rights offering (the “Rights Offering”) by HC2 Holdings, Inc., a Delaware corporation (the “Company”), of shares of its common stock, par value $0.001 per share (the “Common Stock”), pursuant to transferable subscription rights (the “Rights”) distributed to all holders of record (“Recordholders”) of shares of its Common Stock and shares of its Series A Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), Series A-2 Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A-2 Preferred Stock”), and Series B Non-Voting Convertible Participating Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock” and, together with the Series A Preferred Stock and the Series A-2 Preferred Stock, the “Preferred Stock”), that are entitled to participate in dividend distributions to holders of the Common Stock, as of 5:00 p.m., New York City time, on October 2, 2020 (the “Record Date”). The Rights are described in the Company’s Base Prospectus, dated September 9, 2020 (the “Base Prospectus”), and the Prospectus Supplement, dated October 7, 2020 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”).
In the rights offering, the Company is offering up to an aggregate of 28,634,361 shares of its Common Stock pursuant to the Prospectus. The Rights may be exercised at any time during the subscription period, which commences on October 7, 2020 and ends at 5:00 p.m., New York City Time, on November 20, 2020, unless extended in the sole discretion of the Company, including to provide additional time for the Company’s stockholders to approve an increase to the number of authorized shares of the Common Stock to 250 million shares (as it may be extended, the “Expiration Date”).
As described in the Prospectus, each beneficial owner of shares of Common Stock and Preferred Stock is entitled to one Right for each share of Common Stock and each share of Preferred Stock owned by such beneficial owner on the Record Date, evidenced by transferable Rights certificates (the “Rights Certificates”) registered in the Recordholder’s name or the name of its nominee. Each Right allows the holder thereof to subscribe (the “Basic Subscription Privilege”) at the cash price of $2.27 per share (the “Subscription Price”) for 0.5462 shares of Common Stock.
Rights may only be exercised in aggregate for whole numbers of shares of Common Stock; no fractional Rights or cash in lieu thereof will be issued or paid. Instead, the number of

Rights distributed will be rounded to the nearest whole number, with such adjustments as may be necessary to ensure that if all Rights are exercised, the gross proceeds to the Company from the Rights Offering will equal $65 million. Rights may only be exercised in aggregate for whole numbers of shares of the Common Stock; no fractional shares of the Common Stock will be issued in the Rights Offering. Any fractional shares of the Common Stock created by the exercise of the Rights will be rounded down to the nearest whole share. A minimum of two Rights will be required to purchase one share of Common Stock. Stockholders who are entitled to receive less than two Rights on a pro rata basis will be distributed two Rights in the Rights Offering. Any excess subscription payments received by the Subscription Agent in respect of fractional shares will be returned promptly after the expiration of the Rights Offering, in the manner in which made, without interest or deduction.
In addition, Rights holders that exercise their Basic Subscription Privilege also will be eligible to subscribe (the “Oversubscription Privilege”) at the same cash price of $2.27 per share up to that number of shares of Common Stock that are offered in the Rights Offering but are not purchased by the other Rights holders under their Basic Subscription Privilege. If an insufficient number of shares is available to fully satisfy the Oversubscription Privilege requests, the available shares will be sold pro rata, after eliminating all fractional shares, among Rights holders who exercised their Oversubscription Privilege based on the number of shares each Rights holder subscribed for under the Basic Subscription Privilege.
The Company may cancel or terminate the Rights Offering in its sole discretion at any time on or before the expiration of the Rights Offering for any reason (including, without limitation, a change in the market price of the Common Stock). The Company also reserves the right to amend the terms of the Rights Offering.
The shares of Common Stock to be issued upon exercise of the Rights, like the Company’s existing shares of Common Stock, will be listed for trading on the New York Stock Exchange (the “NYSE”) under the symbol “HCHC.” Although the Rights will be transferable, the Company does not intend to list the Rights on the NYSE or any other national securities exchange. The absence of a trading market or liquidity for the Rights may adversely affect their value.
We are asking persons who hold shares of Common Stock beneficially and who have received the Rights distributable with respect to those shares through a broker, dealer, commercial bank, trust company or other nominee, as well as persons who hold certificates of Common Stock directly and prefer to have such institutions effect transactions relating to the Rights on their behalf, to contact the appropriate institution or nominee and request it to effect the transactions for them. In addition, we are asking beneficial owners who wish to obtain a separate Rights Certificate to contact the appropriate nominee as soon as possible and request that a separate Rights Certificate be issued.
Please take prompt action to notify any beneficial owners of Common Stock as to the Rights Offering and the procedures and deadlines that must be followed to exercise their Rights. If you exercise the Oversubscription Privilege on behalf of beneficial owners of Rights, you will be required to certify to the Subscription Agent and the Company, in connection with the exercise of the Oversubscription Privilege, as to the aggregate number of Rights that have been exercised pursuant to the Basic Subscription Privilege, whether the Basic Subscription Privilege of each beneficial owner of Rights on whose behalf you are acting has been exercised in full and the number of shares of Common Stock being subscribed for pursuant to the Oversubscription Privilege by each beneficial owner of Rights on whose behalf you are acting.
All commissions, fees and other expenses (including brokerage commissions and transfer taxes), other than fees and expenses of the Subscription Agent and the Information Agent, incurred in connection with the purchase, sale or exercise of the Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Company, the Subscription Agent or the Information Agent.
Enclosed are copies of the following documents:
1.    Prospectus;
2.    Notice of Guaranteed Delivery;
3     Form of Beneficial Owner Election Form; and
4.     Form of Nominee Holder Certification.
If you desire to exercise Rights, your prompt action is requested. To exercise Rights, you should deliver the properly completed and signed Rights Certificate (or the Notice of Guaranteed Delivery if you are following the Guaranteed Delivery Procedures), with payment of the Subscription Price in full for each share of Common Stock subscribed for, to the Subscription Agent, as indicated in the Prospectus. The Subscription Agent must receive the Rights Certificate or Notice of Guaranteed Delivery with payment of the Subscription Price, including final clearance of any checks, prior to 5:00 p.m., New York City time, on the Expiration Date. All payments of the Subscription Price must be made in United States dollars for the full number of shares of Common Stock you are subscribing for by wire transfer of immediately available funds or personal check drawn upon a United States bank payable to Computershare Trust Company, N.A., as Subscription Agent. Failure to return the properly completed Rights Certificate with the correct payment will result in your not being able to exercise the rights held in your name on behalf of yourself or other beneficial owners. A Rights holder cannot revoke the exercise of its Rights. Rights not exercised prior to the Expiration Date will expire without value.
Additional copies of the enclosed materials may be obtained from Okapi Partners LLC, the Information Agent. The Information Agent’s toll free telephone number is (855) 208-8902 and email address is info@okapipartners.com.
Very truly yours,
HC2 Holdings, Inc.

NOTHING IN THE PROSPECTUS OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF HC2 HOLDINGS, INC., THE SUBSCRIPTION AGENT, INFORMATION AGENT OR ANY OTHER PERSON MAKING OR DEEMED TO BE MAKING OFFERS OF THE SECURITIES ISSUABLE UPON VALID EXERCISE OF THE RIGHTS, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE OFFERING EXCEPT FOR STATEMENTS MADE IN THE PROSPECTUS.